U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 10, 2001

                        COMMISSION FILE NUMBER: 333-56604

                               Mc Smoothie's, Inc.
               ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            California                                   91-2090516
--------------------------------------             -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
 or organization


     79811 "A" Country Club Drive
     Bermuda Dunes, California                                    92201
(Address of principal executive offices)                        (Zip Code)
--------------------------------------                       ----------------


                   Registrant's telephone number: (800) 929-6147

             827 State Street, Suite 14, Santa Barbara, CA 93101
     ------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.    Changes in Control of Registrant

This Form 8-K/A is an amendment to the Form 8-K filed on May 15, 2002, relating to Mc Smoothie's acquiring Ameri-Dream as a wholly owned subsidiary pursuant to a Share Exchange Agreement dated May 10, 2002. The purpose of this amendment is to correct typographical errors on the first page of the 8K relating to the date of the earliest event reported event and also in the first paragraph of
Exhibit 1, the Share Exchange Agreement, specifically, the date the said agreement was entered into.

On or about May 10, 2002, Mc Smoothie's, Inc. entered into a share exchange agreement with Ameri-Dream Entertainment, Inc., a Nevada corporation, which resulted in a change of control, as set forth in more detail in Item 5.

Item 2.    Acquisition or Disposition of Assets

The acquisition of 100% of Ameri-Dream's common stock resulted in the Mc Smoothie's acquiring Ameri-Dream as a wholly owned subsidiary. Ameri-Dream owns the rights to the development of certain motion pictures, as set forth in more detail in Item 5.


                               Business-in General

The Company is in the business of producing and distributing major motion pictures and series television programs. The company's major current planned production is titled "Dorf: U.S.M.C.". Tim Conway has contracted to star in his ongoing role as "Dorf" in this full length motion picture. Mr. Conway is a well known actor and comedian whose "Dorf Home Videos" series has achieved first place recognition throughout the world in establishing the "Dorf" character. "Dorf on Golf," the first Dorf video, was Number 1 in Video rentals and sales for 101 weeks as reported by "Box Office" magazine and pioneered a new venue for comedy production. Mr. Conway is the winner of 5 Emmy Awards for excellence in television. He has appeared in the films "The World's Greatest Athlete", "Dear God", "Speed II"and in films produced by Lang Elliott, as follows: "The Billion Dollar Hobo", "The Prize Fighter", "The Private Eyes", and "They Went That-A-Way and That-A-Way". His television series have included "McHale's Navy","The Carol Burnett Show", "The Tin Conway Show" and the "Dorf" home videos. An actor, writer and producer, Mr. Conway received a star on Hollywood's "Walk of Fame" in 1989.

The company is also developing a reality based television series with the working title "Pursuit", which will capture the large viewing audience currently involved with this popular series format. The company also already owns significant film assets and completed screenplays.

We are a development stage company whose plan of operations is to produce and distribute high quality, low budget motion pictures and series television programs on an ongoing basis.


                            Forward Looking Statements

This report contains forward-looking statements. Mc Smoothie's, Inc.'s expectation of results and other forward-looking statements contained in this registration statement involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from those expected are the following: business conditions and general economic conditions; competitive factors, such as pricing and marketing efforts; and the pace and success of product research and development. These and other factors may cause expectations to differ.

                              Projects in Production

Dorf: USMC

Dorf: USMC is a comedy starring Tim Conway. The plot revolves around the character, Dorf. A maniacal dictator has captured a band of Navy Seals. Dorf, through a series of errors, has found himself shanghied and in a Marine Corps. Boot camp. Dorf's drill sergeant, Sgt. Fulton, is a tall, screaming sergeant who has no patience for Dorf, who has no intention of changing his daily habits to adapt to Marine Corps. life. The fun intensifies when Dorf's unit attempts to rescue the Navy Seals.

The producers and directors of Dorf: USMC, consist entirely of our management. The screenplay was written by Hugh Kelley and Lang Elliot. Tim Conway will star as "Dorf," and Lang Elliot will produce and direct. Michael Weatherwax will write and compose the film's musical score. Reb Brown will be cast as one of the co-starring characters. All other casting considerations will be made concurrently with the financing of the motion picture, which we intend to accomplish by private placements of our common stock.



Estimated budget for "Dorf USMC"

Development Fee               $   100,000.00
Story & Rights                    275,000.00
Producer's Unit                   325,000.00
Director's Unit                   300,000.00
Cast/Stunts                       650,000.00

ABOVE THE LINE TOTAL:         $ 1,650,000.00
                              ---------------
Production Staff                  230,000.00
Extra Talent                      125,000.00
Set Design                         64,000.00
Set Construction                    8,000.00
Set Striking                        5,000.00
Set Operations                    250,000.00
Special Effects                   100,000.00
Set Dressing                       90,000.00
Props                              78,000.00
Wardrobe                           75,000.00
Action Props                       60,000.00
Make-Up & Hairdressing             30,000.00
Lighting                          100,000.00
Camera                            225,000.00
Production Sound                   65,000.00
Transportation                    375,000.00
Location                          200,000.00
Production Film & Lab             175,000.00
Tests                                 500.00
                              ---------------
SUB-TOTAL:                      2,255,500.00

Editorial & Projection            125,000.00
Post Production Film/Lab           40,000.00
Post-Production Sound              95,000.00
Music                             100,000.00
                              ---------------
SUB-TOTAL:                        360,000.00

Publicity                          25,000.00
General Expenses                   93,903.00
Insurance                          84,910.00
Completion Bond  (2 1/2%)         106,137.00
Contingency  (10%)                424,550.00
                              ---------------
SUB-TOTAL:                        734,500.00
BELOW THE LINE TOTAL:           3,350,000.00
                              ---------------

GRAND TOTAL:                  $ 5,000,000.00
                               ==============


                                   Competition

We compete with other television production companies which have greater financial resources and experience than us. We compete with major production companies, and competition for access to a limited supply of facilities and talented creative personnel to produce programs is often based on relationships and pricing. Our programs compete for time slots, ratings, distribution channels and financing, and related advertising revenues with other programming products. Our competitors include motion picture studios, television networks, and independent television production companies, which have become increasingly active in television programming. Our competitors include other, larger entities, which have substantially greater financial and other resources than us, and certain television syndicators, production companies, and networks. In addition, there is a strong trend toward vertical integration in the business, with more networks owning productions, making it more difficult for smaller, independent companies such as us to obtain favorable production financing and distribution terms.

                                    Employees

We currently have four employees, all of whom are management.


                                    Properties

Our headquarters is located at 79811 "A" Country Club Drive, Bermuda Dunes, California 92201, which we occupy pursuant to an oral agreement with Desert Corporate Services, Inc., which management believes is adequate for our needs.

                                     Patents

We current have no patents or trademarks. We have a pending trademark application for the mark, "Mc Smoothie's," which we have abandoned due to an informal cease and desist request by Mac Donalds. We own the copyright to the screenplay, Dorf: USMC. We own the domain names, www.mcsmoothies.com, www.mcsmoothies.net and www.mcsmoothies.org.


                              Government Regulation

Governmental regulations have little or no impact on McSmoothie's, Inc.'s business at the present time.


                                Legal Proceedings

None

                                   MANAGEMENT

                 Executive Officers, Key Employees and Directors

The members of the Board of Directors of Mc Smoothie's, Inc. serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of Mc Smoothie's, Inc. are:



Name                          Age                     Position
----------------             -----            ----------------------------


Lang Elliott                                  President, Chairman, CEO and
                                              Director

Hugh Kelley                                   Executive Vice-President and
                                              Director

Reb Brown                                     Chief Operating Officer and
                                              Director

Michael Wetherwax                             Vice-President and Director


Lang Elliott. Mr. Elliott is President, Chairman and Chief Executive Officer of the Company. He is a member of the Directors Guild of America, received Academy Award nominations for "Soldier of Orange" and "The Magic of Lassie" starring James Stewart and Mickey Rooney. Mr. Elliott formed Tristar Pictures Inc., which he later sold. He co-founded Longshot Enterprises with actor/comedian Tim

Conway. Company credits include "Dorf On Golf" and the "Dorf" home video series. Mr. Elliott is a regular speaker for film organizations including Women In Films, UCLA Extension Programs and the American Film Institute. He produced many features including "The Billion Dollar Hobo", "The Prize Fighter" starring Tim Conway and Don Knotts, and "The Longshot" with Executive Producer Mike Nichols. He also produced and directed "The Private Eyes" starring Tim Conway and Don Knotts, and "Cage" starring Lou Ferrigno (1996, Cage received 3 nominations from the Media Access Awards including Best Picture). Mr. Elliott recently created a unique Financing & Collateral Program, which is Government Guaranteed, for motion pictures and other non-entertainment related investments. Additionally, he has new upcoming programs which include Privatized Social Security, Health Care, Retirement and Education.

Hugh Kelley. Mr. Kelley is Executive Vice-President of the Company. He is an accomplished screenplay writer with a number of fresh new screenplays. Mr. Kelley has received a "Poets and Writers" award and was also a 1996 nominee in the Outstanding contribution category of the Media Access Awards. He wrote three cable television programs for six years at a rate of five shows per week. Mr. Kelley authored a $50 million family film adventure entitled "Warriors of Virtue", distributed by MGM. In addition to television and cable, Mr. Kelley has also authored 6 books for children and several Martial Arts books. His work is outstanding and he is an extremely important asset to the company.


Reb Brown. Mr. Brown is Chief Operating Officer of the Company. He is a graduate of the University of Southern California (USC), has starred in over 27 feature films with celebrities including Gene Hackman, George C. Scott, John Lithgow and James Coburn. His film credits include "Uncommon Valor", "Cage", "Big Wednesday" and "Flight of the Intruder". Mr. Brown started his own production company, Sea Island Productions, and was nominated for "Best Actor" at the Australian Academy Awards for "Death of a Soldier". He has over 20 years of film making experience.

Michael Wetherwax. Mr. Wetherwax is Vice-President of the Company. He has composed, directed and performed musical scores for a number of productions
including Lang Elliott's films and was composer on CBS   TV's "Twilight Zone",
"Lassie", "Midnight" with Lynn Redgrave and "Tides of War". He also worked for Oliver Stone on "Talk Radio", Graham Nash for "Lifesighs" and was a "Golden Reel Winner" for "Tales from the Crypt". Mr. Wetherwax has studied with Hugh Montenegro, Quincy Jones, Earle Hagen and Frederick Fennell. In his early years he arranged for Henry Mancini and performed on the television series "Fame", "Knight Rider" and "Airwolf" as well as with the band "Toto". He also holds a degree in Computer Science.


Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

As a result of the share exchange agreement, Mc Smoothie's, Inc. has modified its control persons disclosure, as follows:


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock of Mc Smoothie's, Inc. as of the date of this disclosure(1), by (I) each person who is known by Mc Smoothie's, Inc. Imports to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of common stock, (ii) each of Mc Smoothie's, Inc.'s directors and executive officers, and (iii) all directors and executive officers as a group.

Name and Address                    Number of Shares        Percentage Owned
----------------                    ----------------        ----------------

Michael Wetherwax                     4,500                      2.25%
79811 "A" Country Club Dr.
Bermuda Dunes, CA 92201

Lang Elliot                         385,500                     18.43%
79811 "A" Country Club Dr.
Bermuda Dunes, CA 92201

Garrett Sutton                      129,500                       6.2%
79811 "A" Country Club Dr.
Bermuda Dunes, CA 92201

Addax Entertainment, Inc.           930,000                     44.47%
9627 South Gene Autry Trail
Suite C, Palm Springs, CA 92264

Hugh Kelley                         200,000                         9%
79811 "A" Country Club Dr.
Bermuda Dunes, CA 92201

Reb Brown                            15,000                        .7%
79811 "A" Country Club Dr.
Bermuda Dunes, CA 92201

All Officers and Directors
as a Group                        1,854,500                     88.67%



Item 6.    Resignations of Registrant's Directors

Not Applicable

Item 7.    Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

It is impractical to provide the required financial statements for Mc Smoothie's, Inc. at this time. The registrant intends to filed such financial statements as soon as is practical, but not later than 60 days after this report on Form 8-K is filed with the commission.

     (b)   Pro forma Financial Information.

It is impractical to provide the required financial statements for Mc Smoothie's, Inc. at this time. Mc Smoothie's, Inc. will file pro forma consolidated financial statements for itself and its wholly owned subsidiary within 60 days after the filing of this report.

     (c)   Exhibits.

     There are attached hereto the following exhibits:

     Exhibit 1. Share Exchange Agreement between Mc Smoothie's, Inc. and Ameri-Dream Entertainment, Inc., dated May 10, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2002

Mc Smoothie's, Inc.

    Lang Elliot
-----------------------------
By: Lang Elliot, President



Exhibit 1. Share Exchange Agreement between Mc Smoothie's, Inc. and Ameri-Dream Entertainment, Inc., dated May 10, 2002.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                   AGREEMENT FOR THE EXCHANGE OF COMMON STOCK

     AGREEMENT made this 10th day of May, 2002, by and between Mc Smoothie's, Inc., a California corporation, (the "ISSUER"), MODERN HEALTH CARE HOLDINGS, LTD. ("Transferring Shareholder"), and for the benefit of the individual shareholders, (the "SHAREHOLDERS"), which SHAREHOLDERS own all the issued and outstanding shares of Ameri-Dream Entertainment, Inc., a Nevada corporation ("Ameri-Dream").

     In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,

     THE PARTIES HERETO AGREE AS FOLLOWS:

     1.     EXCHANGE OF SECURITIES.

     i. Subject to the terms and conditions of this Agreement, ISSUER agrees to issue to SHAREHOLDERS, a total of 2,108,560 shares (the "Treasury shares") of the common stock of ISSUER, and Transferring Shareholder shall, in exchange for the sum of $500,000, payable as set forth below, transfer to SHAREHOLDERS, 1,950,000 shares, $0.001 par value (the "Shares"), in exchange for 100% of the issued and outstanding shares of Ameri-Dream, such that Ameri-Dream shall become a wholly owned subsidiary of the ISSUER.

     ii. The exchange of shares contemplated hereby is intended not to give rise to any taxable income to Shareholders. The parties agree to take all necessary steps to assure that no taxable income results from this transaction. Payment of the $500,000 ("boot") shall be made as follows:

          1. Shareholders shall execute a promissory note, payable to Transferring Shareholder in the sum of $500,000, which note shall be payable in two installments. The first installment of $200,000 shall be paid on or before June 30, 2002, and the final balance of $300,000 shall be paid on or before August 15, 2002.

    2.   REPRESENTATIONS AND WARRANTIES.   ISSUER represents and warrants to
SHAREHOLDERS and Ameri-Dream the following:

     i. Organization. ISSUER is a corporation duly organized, validly existing, and in good standing under the laws of California, which is publicly held and whose securities are quoted on the over-the-counter bulletin board under the symbol, "MCSO," and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in California. All actions taken by the Incorporators, directors and shareholders of ISSUER have been valid and in accordance with the laws of the State of California. ISSUER is current in its reporting obligations to the Securities and Exchange Commission.

     ii.   Capital.   The authorized capital stock of ISSUER consists of
100,000,000 shares of common stock, $0.001 par value, of which 2,091,440 are issued and outstanding. All outstanding shares are fully paid and nonassessable, free of liens, encumbrances, options, restrictions (with the exception of Rule 144 requirements) and legal or equitable rights of others not a party to this Agreement. Following this closing, there shall be a total of 4,200,000 shares of common stock of ISSUER issued and outstanding and there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ISSUER to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of ISSUER are subject to any stock restriction agreements. All of the shareholders of ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of California.

     iii.   Financial Statements.   The financial statements of the Company
have been prepared in accordance with generally accepted accounting principles consistently followed by ISSUER throughout the periods indicated, and fairly present the financial position of ISSUER as of the date of the balance sheet and the financial statements, and the results of its operations for the periods indicated. ISSUER is current in its filings with the Securities and Exchange Commission.

     iv.   Absence of Changes.   Since the date of the financial statements
filed with the Securities and Exchange Commission, there has not been any change in the financial condition or operations of ISSUER, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

     v.   Liabilities.   ISSUER does not have any debt, liability, or
obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the ISSUERS' financial statement. ISSUER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving ISSUER or its common stock. There is no dispute of any kind between the ISSUER and any third party, and no such dispute will exist at the closing of this Agreement. At closing, ISSUER will be free from any and all liabilities, liens, claims and/or commitments.

     vi.   Ability to Carry Out Obligations.   ISSUER has the right, power, and
authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Issuer and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause ISSUER to be liable to any party, or
(c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of ISSUER or upon the securities of ISSUER to be acquired by SHAREHOLDERS.

     vii.   Full Disclosure.   None of the representations and warranties made
by the ISSUER, or in any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

     viii.   Contract and Leases.   ISSUER is not currently carrying on any
business and is not a party to any contract, agreement or lease. No person holds a power of attorney from ISSUER.

     ix.   Compliance with Laws.   ISSUER has complied with, and is not in
violation of any federal, state, or local statute, law, and/or regulation pertaining to ISSUER. ISSUER has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

     x.   Litigation.   ISSUER is not (and has not been) a party to any suit,
action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against ISSUER and ISSUER is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

     xi.   Conduct of Business.   Prior to the closing, ISSUER shall conduct
its business in the normal course, and shall not (1) sell, pledge, or assign any assets (2) amend its Articles of Incorporation or Bylaws, (3) declare dividends, redeem or sell stock or other securities, (4) incur any liabilities,
(5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction.

     xii.   Documents.   All minutes, consents or other documents pertaining to
ISSUER to be delivered at closing shall be valid and in accordance with the laws of California.

     xiv.   Title.   The Treasury Shares to be issued to SHAREHOLDERS will be,
at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, shall be issued pursuant to Regulation D, Section 506 and 4(2)of the Act and shall bear a Rule 144 legend. None of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement, the ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to SHAREHOLDERS. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to SHAREHOLDERS, impair, restrict or delay SHAREHOLDERS' voting rights with respect to the Shares.

   xv. ISSUER and Transferring Shareholder hereby agree to indemnify and hold harmless SHAREHOLDERS and Ameri-Dream from any and all liability which may arise from the organization and/or operation of ISSUER up to the closing date of this agreement.

   3. SHAREHOLDERS and Ameri-Dream represent and warrant to ISSUER the following:

     i.   Organization.   Ameri-Dream is a corporation duly organized, validly
existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Nevada. All actions taken by the Incorporators, directors and shareholders of Ameri-Dream have been valid and in accordance with the laws of Nevada.

     ii. Shareholders and Issued Stock. SHAREHOLDERS will deliver 100% of the capital stock of Ameri-Dream, and enters into this agreement with the full authority and consent to do so.

     iii.   General Obligations.   Following the closing, ISSUER shall comply
with applicable federal and state securities laws.

     iv.   Counsel.   SHAREHOLDERS and Ameri-Dream represent and warrant that
prior to Closing, that they are represented by independent counsel or have had the opportunity to retain independent counsel to represent them in this transaction.

   4.   INVESTMENT INTENT.   SHAREHOLDERS agree that the shares being issued
pursuant to this Agreement may be sold, pledged, assigned, hypothecate or otherwise transferred, with or without consideration (a "Transfer"), only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of ISSUER. SHAREHOLDERS agree, prior to any transfer, to give written notice to ISSUER expressing his desire to effect the transfer and describing the proposed transfer.

   5. CLOSING. The closing of this transaction shall take place at the offices of the Issuer's counsel at 827 State Street, Suite 12, Santa Barbara, California, on or before May 14, 2002.


   6.   DOCUMENTS TO BE DELIVERED AT CLOSING.

          i.     By the ISSUER

          (1) Board of Directors Minutes authorizing the issuance of a certificate or certificates for 7,449,000 Shares, registered in the names of the SHAREHOLDERS equal to their pro-rata Ameri-Dream in Ameri-Dream. All certificates shall be delivered promptly after closing.

          (2)     The resignation of all officers of ISSUER.

          (3) A Board of Directors resolution appointing such person as SHAREHOLDERS designate as a director(s) of ISSUER.

          (4) The resignation of all the directors of ISSUER, except that of SHAREHOLDER'S designee, dated subsequent to the resolution described in 3, above.

          (5) Current SEC filings of the ISSUER, which shall include a current balance sheet and statements of operations, stockholders equity and cash flows for the twelve (12) month period then ended.

          (6) All of the business and corporate records of ISSUER, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

          (7) Such other minutes of ISSUER's shareholders or directors as may reasonably be required by SHAREHOLDERS.

          (8) An Opinion Letter from ISSUER's Attorney attesting to the validity and condition of the ISSUER.

          ii.     By SHAREHOLDERS AND Ameri-Dream:

          (1) Delivery to the ISSUER, or to its Transfer Agent, the issued and outstanding stock of Ameri-Dream, with fully executed and medallioned stock powers and third party releases.

          (2) Consents signed by the remaining shareholders consenting to the terms of this Agreement.

     iii. By Transferring Shareholder: Delivery of certificates representing the 1,950,000 shares of McSmoothies, with fully executed and medallioned stock powers.

     7.     MISCELLANEOUS.

          i. Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

          ii. No oral change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

          iii. Non Waiver. Except as otherwise provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (I) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

          iv.     Time of Essence.     Time is of the essence of this Agreement
and of each and every provision hereof.

          v.     Entire Agreement.     This Agreement contains the entire
Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

          vi.     Counterparts.     This Agreement may be executed
simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     viii.       Notices.     All notices, requests, demands, and other
communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

ISSUER:             Kenneth G. Eade, Esq.
                    827 State Street, Suite 12
                    Santa Barbara, CA 93101
                    Phone: (805) 560-9828
                    Fax:     (805) 560-3608

Ameri-Dream:        Lang Elliot
                    Ameri-Dream Entertainment, Inc.
                    79811 "A" Country Club Drive
                    Bermuda Dunes, CA 92201
                    Phone:(760) 345-2400
                    Fax:    (760) 345-0980

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this 10th day of May, 2002.



                              Mc Smoothie's, Inc.


                         By:     ____________________________________
                                        NINA GOTOVA,  President


                         Ameri-Dream Entertainment, Inc.


                         By:     ___________________________________
                                         LANG ELLIOT, President

                              Transferring Shareholder



                              MODERN HEALTH CARE HOLDINGS, LTD.


                         By_________________________________________

                              KENNETH G. EADE, Attorney in Fact








































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